                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                               EnCap Partners GP, LLC

Address:                            1100 LOUISIANA STREET, SUITE 4900
                                    HOUSTON, TX 77002

Issuer & Ticket Symbol:             Oasis Petroleum Inc. [OAS]

Date of Event Requiring
Statement:                          02/14/2018

Relationship of Reporting           10% Owner
Person to Issuer:

Signature:
                                    By: /s/ D. Martin Phillips, Managing Partner
                                        ----------------------------------------

Date:                               02/20/2018

Name:                               Forge Energy, LLC

Address:                            15727 ANTHEM PARKWAY, SUITE 501
                                    SAN ANTONIO, TX 78249

Issuer & Ticket Symbol:             Oasis Petroleum Inc. [OAS]

Date of Event Requiring
Statement:                          02/14/2018

Relationship of Reporting           10% Owner
Person to Issuer:

Signature:
                                    By: /s/ Barry Winstead, President & CEO
                                        ------------------------------------

Date:                               02/20/2018